UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 1, 2014
International Paper Company
(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On July 1, 2014, International Paper Company ("International Paper" or the "Company") completed the previously announced spinoff (the "Spinoff") of its distribution solutions business, xpdex. Immediately following the Spinoff of the xpedx business to International Paper shareholders, UWW Holdings, Inc., the parent company of Unisource Worldwide, Inc., merged with and into the xpedx business to form a new, publicly-traded company, Veritiv Corporation ("Veritiv"), listed on the New York Stock Exchange. After the Spinoff and merger, Veritiv owns and operates the combined distribution solutions businesses of xpedx and Unisource.

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed financial information of International Company is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2014,

•	Unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2014,

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013,

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012,

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011, and

•	Notes to unaudited pro forma condensed consolidated financial information.

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Unaudited pro forma condensed consolidated financial information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTERNATIONAL PAPER COMPANY

By: /s/ Sharon R. Ryan
Name:     Sharon R. Ryan
Title:    Senior Vice President, General Counsel
and Corporate Secretary

Date: July 7, 2014

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Unaudited pro forma condensed consolidated financial information.

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